Capital structure and financing, Sensitivity Analysis of Variable Interest Rate for Supplier Finance Arrangements (Details) - Interest Rate Risk [Member] - Variable Interest Rate [Member] - Variable interest rate, measurement input [Member] - AUD ($)
$ in Thousands
	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Disclosure of sensitivity analysis of fair value measurement to changes in unobservable inputs, liabilities [abstract]
Percentage of increase in unobservable input	1.00%	1.00%
Percentage of decrease in unobservable input	1.00%	1.00%
Supplier Finance Arrangement [Member]
Disclosure of sensitivity analysis of fair value measurement to changes in unobservable inputs, liabilities [abstract]
Decrease of profit and loss on increase of unobservable input	$ (140)	$ (93)
Increase of profit and loss on decrease of unobservable input	$ 140	$ 93